UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   June 14, 2022

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Front Street Mount Horeb, Wisconsin 53572
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (608) 424-1544

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, No Par Value	DLTH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)

On June 14, 2022, Duluth Holdings Inc. (the “Company”) reconvened its annual meeting of shareholders, which was originally convened on May 26, 2022 and immediately adjourned until June 14, 2022 (the “Annual Meeting”).

(b)

At the Annual Meeting, our shareholders voted on proposals to: (1) elect the seven individuals nominated by the Board of Directors of the Company to serve as directors until the 2023 Annual Meeting of Shareholders; (2) ratify the selection of KPMG LLP as the independent registered public accounting firm for the Company for the year ending January 29, 2023; (3) approve, by an advisory vote, the compensation of our named executive officers as described in our proxy statement; and (4) hold an advisory vote on the frequency of the advisory vote on the compensation of our named executive officers.

The final voting results on these proposals are as follows:

(1)Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Class of Common Stock	Number of Votes FOR	Withhold Authority	Broker Non-Votes

Stephen L. Schlecht	Class A	33,642,000	0	0
	Class B	13,104,551	4,114,312	10,466,638

Francesca M. Edwardson	Class A	33,642,000	0	0
	Class B	16,962,008	256,855	10,466,638

David C. Finch	Class A	33,642,000	0	0
	Class B	16,240,637	978,226	10,466,638

Thomas G. Folliard	Class A	33,642,000	0	0
	Class B	16,965,416	253,447	10,466,638

	Class A	33,642,000	0	0
Brett L. Paschke	Class B	16,965,199	253,664	10,466,638

	Class A	33,642,000	0	0
Samuel M. Sato	Class B	16,965,352	253,511	10,466,638

Scott K. Williams	Class A	33,642,000	0	0
	Class B	16,782,525	436,338	10,466,638

(2)  Ratification of the selection of KPMG LLP as the independent registered public accounting firm for the Company for the year ending January 29, 2023:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non-Votes
Class A	33,642,000	0	0	0

Class B	27,588,870	72,251	24,380	0

(3) Advisory vote on the compensation of our named executive officers:

Class of Common Stock	Number of Votes FOR	Number of Votes Against	Abstentions	Broker Non-Votes
Class A	33,642,000	0	0	0

Class B	14,666,703	1,282,497	20,130	11,608,914

(4) Advisory vote on the frequency of the advisory vote on the compensation of our named executive officers:

Class of Common Stock	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Class A	33,642,000	0	0	0	0

Class B	15,674,060	23,218	242,343	29,709	11,608,914

(c) Not applicable.

(d) Taking into account the shareholders’ non-binding advisory vote, the Company and the Board of Directors have decided to hold an advisory vote on the compensation of our named executive officers every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: June 15, 2022	By: /s/ David Loretta
David Loretta Senior Vice President and Chief Financial Officer